Exhibit 99.1
Barclays Capital Global Technology Conference December 2010 Kevin Fairbairn Chief Executive Officer Jeff Andreson Chief Financial Officer

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Multiple Growth Drivers Photonics Business Digital Low-Light Sensor Technology Leader Military Transitioning from Analog to Digital Products and Programs Ramping to Drive Ongoing Revenue Growth Equipment Business Market Share Leader New Systems Needed to Support Growth New Media Technologies Drive Significant Opportunities Photovoltaic Cell Manufacturing and Inspection Equipment (New Served Market) Leveraging High Productivity Platform and Process Technology Portfolio for Silicon and Thin Film Cells Leveraging Photonics Business Unique Sensor Technology for High Speed Cell Inspection Hard Drive Media

Industry Leader with World Class Products Shipped 1st Two Patterned Media Pilot Systems 2009 Opportunity for Market Share Gains Media Technology Leader World Class Platform Intevac Market Share Leadership Installed Base of 148 Systems* >60 Legacy Systems Yet to be Retired * 2010 End

System Sales J Drivers for Capacity Systems Annual Growth Rate (%) 100 80 40 20 2000 2010 2020 Areal Density Growth Digital Storage Growth Cloud Storage: Any Where, Any Time Video, Video, Video PC Expansion World Wide 60 Digital Music & Photos PC Expansion Developed World DVR, HD Video PC Adoption Emerging Economies

Media Technology Roadmap Drives Systems and Upgrade Sales Annual Growth Rate (%) 100 80 60 40 20 2000 2010 2020 L Areal Density Growth System Sales J Digital Storage Growth Cloud Storage: Any Where, Any Time Video, Video, Video PC Expansion World Wide Longitudinal Media Perpendicular Media Thermal Assisted Media Patterned Media Digital Music & Photos PC Expansion Developed World DVR, HD Video PC Adoption Emerging Economies

Technology System Sales and Upgrades Doubles Size of Future Served Available Market Size Each Installed Deposition System Will Require an Etch System Thermal Assisted Magnetic Recording Patterned Media Impact New Systems Require Additional Stations a Higher ASPs ~ $ 1M Upgrade Per Installed System a Installed Base of 148 Systems at Year End Magnetic Media Deposition System + + Patterned Media Etch System

Significant Opportunity Photovoltaic Solar Cell Market Large and Growing Equipment Market Opportunity > $1.5B Cell Processing Equipment 2010 Majority of Equipment is Non-Vacuum Today >85% of Market is Based Upon Silicon Cells Grid Parity (< $1/Watt Module Cost) by 2013 Enables Sustainable Growth Photovoltaic Module Installations Gigawatt Per Year Source: iSuppli Corp, Oct. 2010 Forecast Typical Silicon Module Cost Chain Silicon Wafer Cell Processing Module Assembly $0.65/Watt $.20/Watt + $0.35/Watt Total Cost $1.20 Per Watt (17% Cell Efficiency) Improve Cell Efficiency >21% Total Cost < $1.00 Per Watt* Grid Parity Achieved * Absolute Cell Processing Cost Unchanged

Enabling Higher Conversion Efficiency Cells and Lower Cost Photovoltaic Modules Deposition Ion Implant Etching Potential Vacuum Process Steps New New Improved Light Capture Reduced Electrical Losses Existing + New Efficiency Improvement Approach New New New Improvement in Efficiency Leads to More Vacuum Process Steps 15 10 5 0 Legacy Process Flow High Efficiency Process Flow Number of Process Steps Vacuum Process Steps Non -Vacuum Process Steps Overall Silicon Cell Processing Reduced by >40% Legacy Process Flow High Efficiency Process Flow 0 5 10 15 20 25 Cell Processing Cost Cents / Watts Capital Cost Variable Cost

Analog to Digital Transition Drives Photonics Business Growth 1995 2000 2005 10 20 30 40 50 2010 (Est.) 0 Hand-Held Material Identification Instruments Night Vision Systems Low-Light Cameras Including LIVAR Near Eye Displays Digital Sensor Development (Contract R&D) Products Ramping on Multiple Programs ($M) Entering Profitable Phase

# 2010 Guidance and Long Term Operating Model

INTEVAC

| | 2010 Guidance | Model | Achieve Model Performance on > $250M Revenue |
|---|---|---|---|
| Revenue | $202M –$204M | | |
| Gross Margin | ~43% | 45% | Record of Margin Expansion |
| Operating Expenses | ~28% | < 25% | High Operating Leverage |
| Pre-Tax Profit | ~16% | > 20% | |
| Free Cash Flow | ~ 14% | | |

*Free Cash Flow Defined as Net Income plus Stock Comp., Depr. & Amort. and Less CAPEX. Changes in Product Mix Will Impact Gross Margin and Pre-Tax Profit. Guidance as of 11/01/10 .*

Source: Intevac SEC Filings (GAP)

December 2010, Barclays Capital 11

Investment Rationale Strong Balance Sheet Lean Operational Model ~$130M Cash & Investments No Debt Entered Large Photovoltaic Cell Manufacturing Equipment Market Shipped Thin Film CIGS System Silicon Cell Roadmaps Require Additional Vacuum Process Steps Served Available Market Growing to $1Billion by 2013 Technology Leader for Digital Night Vision Military Transitioning from Analog to Digital Major Technology Production Programs Ramping Entering Profitability Phase Served Annual Market Growing to Over $500M Established Market Leader in Magnetic Media Process Systems Ongoing Need for New Capacity Systems Major Technology Upgrades Coming Strong Record of Cash Generation

Barclays Capital Global Technology Conference December 2010 Kevin Fairbairn Chief Executive Officer Jeff Andreson Chief Financial Officer